UniqueLoanID	Final Current Event Level	Current Exceptions	Collection Comments
10000001	1
It appears that the loan will perform.  The loan is next due for 02/XX/2014 and the last payment made was on 02/XX/2014.  Collection comments did not cite a reason for default.  The borrower was able to cure past delinquencies without the aid of loss mitigation.  The borrower filed bankruptcy prior to the review period; case #XXX.  Relief was granted on 06/XX/2010.

10000002	3	[3] Currently Delinquent Mortgage
It appears the loan will perform with intervention. The loan is currently due for 01/XX/2014; last payment was received on 01/XX/2014. Reason for default is unknown. The account is in collections. The Servicer has had limited contact with the borrower during the review period. There are no workout plans currently in process. The collection notes indicate the subject loan was granted a loan modification which the borrower re-defaulted on prior to the review period.

10000003	3	[3] Currently Delinquent Mortgage
It appears that this loan will perform with intervention. The account is due for 1/XX/2014, with the last payment received on 1/XX/14.  The reason for default is income curtailment.  The servicer has been unable to contact borrower to present possible workout solutions.

10000004	1
It appears the loan will perform. The loan is due for 02/XX/2014; the most recent payment was received on 01/XX/2014. The reason for delinquency was cited as curtailment of income. The loan was modified on 07/XX/2013; effective 08/XX/2013. The loan has remained current since. A BPO was completed on 06/XX/2013; reflected value $XXX.

10000007	1
It appears that the loan will perform with intervention. The loan is due for 02/XX/2014; the last payment received was 02/XX/2014. Reason for delinquency is unknown. The account is in collections. The Servicer has had limited contact with the borrower during the review period. There are no workout plans currently in process. The collection notes indicate the subject loan was previously granted a loan modification which the borrower re-defaulted on prior to the review period.

10000008	1
It appears that this loan will perform. The loan is due for 03/XX/2014 with the last payment received on 01/XX/2014. There is no evidence of default. The borrower had requested modification in 01/2013 and was approved on 03/XX/2013 with the first payment due on 05/XX/2013. There is no reference to any tax, title or lien issues.

10000009	3	[3] Currently Delinquent Mortgage
It appears the loan will perform with intervention. The loan is next due for 04/XX/2014; last payment was received on 03/XX/2014. Reason for default is loss of income. The Servicer granted the borrower a loan modification on 12/XX/2013; the borrower's payment history reflects the loan went back into delinquency on 02/XX/2014. The borrower has not requested any further loss mitigation assistance. There are no workout plans currently in process. The borrower filed a chapter 13 bankruptcy, case number XXX on 03/XX/2013 which was discharged on 07/XX/2013. Comments 11/XX/2013 also indicate that this loan is a discharged chapter 7 with no reaffirmation as of 06/XX/2011. There is no indication of a BPO value being returned and no indication of damage to the subject property. There are no indications of insufficient funds returns. The subject loan was referred to the foreclosure attorney prior to the available review period; the subject loan was reinstated and foreclosure proceedings were closed and billed on 12/XX/2013.

10000014	1
It appears that the loan will perform.  The loan is due for 06/XX/2014; last payment was received 05/XX/2014.  The loan was delinquent in February 2014; the delinquency was cured with the application of two payments in March 2013.  Reason for default is unknown.  A prior foreclosure referral was closed and billed 08/XX/2012 due to the reinstatement of the loan.  The loan was modified effective 08/XX/2012 after successful completion of a trial modification.  The trial modification consisted of three payments of $510.79 due 05/XX/2012, 06/XX/2012, and 07/XX/2012.  Last borrower contact was 06/07/2013.

10000015	1
It appears this loan may perform. The loan is due for 12/XX/13; the last payment was received on 10/XX/13.  There is no record of delinquency during the review period.   No loss mitigation efforts are evident.    There is no record of a property inspection performed during the review period.  The last customer contact was on 9/4/13; discussed payment increase.

10000016	3	[3] Performing Loan But Strong Possibility of Going Delinquent [2] Mod1 Incomplete
It appears that the loan will perform with intervention. The loan is due for 05/XX/2014; the last payment was received on 04/XX/2014. The reason for default was cited as reduced income per notes on 02/14/2014. The account is current as of the review date. No indication that foreclosure was initiated during the review period. A HAMP solicitation was sent on 05/02/2012; but the loan was declined for a HAMP on 09/17/2012. A HAFA solicitation was sent on 06/20/2012, but no further details were cited. However, a supplemental modification was approved on 06/XX/2012 with trial payments from 07/XX/2012 - 09/XX/2012 and was finalized on 09/XX/2012. A payment plan setup on 01/20/2014 was later cancelled on 03/10/2014 as the borrower cured the delinquency using 401k funds on 02/XX/2014. The homeowner discussed returning financial package on 02/28/2014 for a possible rate reduction; no evidence of its receipt as of the review date. A payment reallocation was performed on 12/XX/2013 using the original effective dates due to an escrow error. A validation of debt letter was approved for mailing on 05/03/2012.

10000017	3	[3] Currently Delinquent Mortgage
It appears that the loan may perform with intervention. The loan is due for 04/XX/2014 with the most recent payment received on 03/XX/2014. The reason for default was cited as curtailment of income. The prior foreclosure proceedings were closed and billed on 01/XX/2013. There is no evidence of any current loss mitigation activity. Commentary indicated the loan was approved for a 6 month repayment plan from 12/28/2012 to 05/28/2013. The last communication made with the borrower was on 03/31/2014. Skip trace activities completed in 03/2014 did not provide any additional contact numbers.

10000018	3	[3] Performing Loan But Strong Possibility of Going Delinquent [2] Mod1 Incomplete
It appears that the loan will perform with intervention. The loan is due for 05/XX/2014; the most recent payment was received on 04/XX/2014. The reason for default was cited as curtailment of income. Comments on 11/21/2012 reflect that a modification or repayment plan could not be approved due to missing documentation. The loan was modified on 09/XX/2011 and has re-defaulted. The loan was reinstated on 11/XX/2012 and again on 10/XX/2013. The loan was in foreclosure prior to the reinstatement on 10/XX/2013, which was closed and billed. There were two checks returned for non-sufficient funds during the review period. Commentary dated 09/30/2013 mention the property was in a FEMA declared disaster area; there is no mention of property damage. A BPO was ordered on 09/25/2012; however, the results were not provided.

10000019	1
It appears that the loan will perform.  The loan is due for 05/XX/2014 and the last payment made was on 05/XX/2014.  Collection comments cited the reason for default as unemployment.  The borrower was able to cure past delinquencies without the aid of loss mitigation and has brought the account current.

10000020	3	[3] Currently Delinquent Mortgage [2] Mod1 Incomplete
It appears that the loan may perform with intervention.  The loan is due for 04/XX/2014; last payment was received 03/XX/2014.  Reason for default is cited as curtailment of income.  Last borrower contact was 04/30/2014; the borrower called and promised a payment online in May.  Skip tracing efforts have been performed. No loss mitigation efforts are evident.

10000021	3	[3] Currently Delinquent Mortgage
It appears that the loan will perform.  The loan is due for 04/XX/2014 and the last payment made was on 03/XX/2014.  Collection comments cited the reason for default as reduced income.  The loan is currently 30 days delinquents with no evidence of loss mitigation activity at this time.

10000022	3	[3] Currently Delinquent Mortgage
It appears the loan will perform with intervention. The loan is next due for 04/XX/2014; last payment was received on 03/XX/2014. Reason for default is loss of income. The account is in collections. The borrower applied for a loan modification on 08/XX/2012; however, the borrower did not submit any financial documentation to be reviewed for modification eligibility. As of the review date, there are no workout plans currently in process. There have been no foreclosure steps initiated against the subject property during the review period. The borrower filed a chapter 7 bankruptcy, case number XXX, on 09/XX/2011 which was discharged on 01/XX/2012. The loan's prior Servicer granted the borrower a HAMP loan modification on 02/XX/2011; the date the loan went back into delinquency is unknown.

10000023	3	[3] Currently Delinquent Mortgage
It appears that the loan may perform with intervention.  The loan is due for 04/XX/2014; last payment was received 04/XX/2014.  The loan has been delinquent seven of the past twelve months.  Reason for default is cited as excessive obligations; the borrower stated he has too much going on but is trying to catch-up.  Last borrower contact was 04/17/2014; the borrower called and stated his intent to bring the loan current the following month.  Skip tracing efforts have been performed.  The loan was declined HAMP assistance 09/04/2013.

10000025	2	[2] Mod1 Incomplete
It appears that the loan will perform with intervention. The loan is due for 05/XX/2014; the last payment was received on 04/XX/2014. The reason for default was cited as reduced income per notes dated 01/23/2014. The account is current as of the review date. Prior foreclosure proceedings were closed and billed on 11/XX/2012 as the loan was modified. The account had been referred to an attorney prior to the review period and no other milestones were indicated in the commentary. Commentary on 10/23/2012 reflects that the account was declined for HAMP. However, a supplemental modification with principal reduction eligibility was approved on 10/XX/2012 which finalized on 11/XX/2012. The homeowner revealed a new hardship on 03/26/2014; and expressed interest in reapplying for a modification if it wouldn't affect the any pending forgiveness. The servicer investigated and notated the account on 03/27/2014 that the next reduction is scheduled on 04/XX/2014. No evidence found this information was relayed or discussed with the borrower since.

10000026	2	[2] Verbal Dispute - Servicer responded and issue open with active efforts to resolve [1] Written Dispute - Servicer responded within 60 days and no father communication from mortgagor
It appears that the loan will perform.  The loan is due for 05/XX/2014; the last payment was received on 03/XX/2014.  RFD was cited as payment dispute.  Noted on 01/29/2014, the borrower advised that the prior servicer advised him not to make the January, 2014 payment.  Per commentary on 01/13/2014, the prior servicer advised the borrower that the January, 2014 payment was rejected due to service transfer.  The borrower was advised by the current servicer on 02/18/2014 that he will have no negative credit reporting due to the loan being newly acquired.  A written dispute was received on 03/17/2014 and a response was mailed on 03/18/2014.  The borrower advised the prior servicer on 09/12/2013 that he always makes his payments on the 13th of each month.  Commentary on 09/05/2013 indicates that the loan was modified due to a HAMP borrower incentive IAO $692.70 was applied towards the principal balance; it appears that the loan was modified under the HAMP program on or about 11/XX/2012.  The property is occupied per note on 02/20/2014; however no updated property values have been provided.

10000027	1
It appears that the loan will perform. The loan is due for 07/XX/2014; the last payment was received on 06/XX/2014. There is no evidence of delinquency during the review period. The borrower filed Bankruptcy prior to the review period per notes dated 04/XX/2012. The case appears discharged; no bankruptcy case or chapter number was indicated in the commentary. The homeowner claims the property taxes are being paid by the state since on a program because disabled per notes dated 08/XX/2013.